2020 First Quarter Results Gentherm, Inc. May 7, 2020 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: COVID-19 and its direct and indirect adverse impacts on the automobile industry and the global economy has, and will continue to have, an adverse effect on, among other things, the Company’s ability to manufacture products and obtain goods from the supply chain, OEM and consumer demand and vehicle volumes, merger and acquisition opportunities, employee availability and morale, global sales and operations, the ability to obtain new business awards and convert them to revenue, and the Company’s stock price; future borrowing availability under the revolving credit facility is subject to compliance with covenants, and to the extent that the Company’s financial performance (including consolidated EBITDA) deteriorates due to COVID-19 impacts or otherwise, the Company’s borrowing availability may be substantially less than the full amount of the facility; the Company’s failure to be in compliance with covenants under the revolving credit facility due to COVID-19 or otherwise could result in an event of default thereunder, and if the lenders do not agree to amend or waive, the amounts outstanding may be accelerated and become immediately due and payable; additional financing by accessing the capital markets may not be available on acceptable terms, if at all, due to the impact of COVID-19 and additional indebtedness may harm the Company’s financial position and impact the Company’s ability to comply with covenants under the revolving credit facility; the Company may not realize the expected benefits from any restructuring initiatives it may pursue as a result of the effects of COVID-19; declines in automobile production may have an adverse impact; sales may not increase and the projected future sales volumes on which the Company manages its business may be inaccurate; new or improved competing products may be developed by competitors with greater resources; customer preferences may shift, including due to the evolving use of automobiles and technology; the Company may lose suppliers or customers; market acceptance of the Company’s existing or new products may decrease; currency exchange rates may change unfavorably; pricing pressures from customers may increase; the macroeconomic environment may present adverse conditions; new products may not be feasible; work stoppages impacting the Company, its suppliers or customers, due to labor matters, civil or political unrest, infectious diseases and epidemics or other reasons, could harm the Company’s operations; free trade agreements may be altered or additional tariffs may be implemented; customers may not accept pass-through of tariff costs; the Company may be unable to protect its intellectual property in certain jurisdictions; there may be manufacturing or design defects or other quality issues with the Company’s products; the Company may be unable to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; the Company’s business may be harmed by security breaches and other disruptions to its IT systems; the Company may be unable to comply with or may incur increased costs associated with complying with domestic and international regulations, which could change in an unfavorable manner; and other adverse conditions in the industries in which the Company operates may negatively affect its results. The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors,” in its most recent Annual Report on Form 10-K and subsequent quarterly reports, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this release does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s business and financial results. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Use of Non-GAAP Financial Measures* In addition to the results reported in accordance with GAAP throughout this presentation, the Company has provided information regarding Adjusted EBITDA, Adjusted EPS and free cash flow, each a non-GAAP financial measure. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, deferred financing cost amortization, and other gains and losses that the Company believes are not reflective of its ongoing operations and related tax effects including transaction expenses, CFO transition expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expenses and unrealized currency gain or loss. The Company defines Adjusted EPS as earnings per share on a diluted basis, adjusted by gains and losses that the Company believes are not reflective of its ongoing operations and related tax effects including transaction expenses, non-cash purchase accounting impacts, impairment of assets held for sale, gain or loss on sale of business, restructuring expenses, unrealized currency gain or loss, and CFO transition expenses. The Company defines free cash flow as cash flow from operating activities less capital expenditures. In evaluating its business, the Company considers and uses Adjusted EBITDA and Adjusted EPS as supplemental measures of its operating performance, and free cash flow as a supplemental measure of its liquidity. Management provides these non-GAAP measures so that investors will have the same financial information that management uses with the belief that it will assist investors in properly assessing the Company's performance and liquidity, respectively, on a period-over-period basis. Other companies in our industry may calculate these non-GAAP financial measures differently than we do and those calculations may not be comparable to our metrics. These non-GAAP measures have limitations as analytical tools, and when assessing the Company's operating performance and liquidity, respectively, investors should not consider these non-GAAP measures in isolation, or as a substitute for net income, earnings per share or other consolidated income statement data or cash flows from operations or other consolidated cash flow data, respectively, prepared in accordance with GAAP. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures

COVID-19 Actions Added Financial Flexibility to safeguard against uncertainties Health and safety of our team remains top priority Additional $169 million draw down under revolving credit facility Reprioritize capital expenditures Reduce discretionary operating expenses Defer employee compensation  Improve working capital

Manufacturing Plant Status Implemented safe work practices across global manufacturing footprint Facility Status Prilep, North Macedonia Vynohradiv, Ukraine Pilisszentivan, Hungary Stuttgart, Germany Facility Status Acuna, Mexico Celaya, Mexico Del Rio, TX, USA Burlington, Canada Cincinnati, OH, USA Facility Status Langfang, China Bantian, China Longgang, China Ha Nam, Vietnam NORTH AMERICA EUROPE ASIA Automotive Medical Open Partially Open Closed

1Q 2020 Highlights Delivered solid financial results despite challenging environment Continued to outperform the automotive market Record quarterly revenue in Medical Disciplined expense management Significantly improved net cash provided by operating activities Strong balance sheet with total liquidity of $450 million at quarter end Strategic supplier to Ford Motor for Powered Air-Purifying Respirators (PAPRs)

Automotive 1Q 2020 Highlights

GENTHERM

- 39 Vehicle launches with 19 OEMs
- Multiple CCS® product launches
  - Buick Encore
  - Changan PSA DS9
  - Hyundai Kona
  - Kia Sorento
  - SAIC RX7 Roewe
- Proprietary PHEV battery heating technology extended to second platform, Jeep Compass with LG Chem
- General Motors Supplier Quality Awards for four of our manufacturing facilities
- Strategic acquisition of Promethient's innovative thermal management technologies








Continue to outperform the Automotive market

Technology to the next degree™

Proprietary © Gentherm 2020

7

Automotive Awards

GENTHERM

- $120M in awards in 1Q across 5 OEMs
- Multiple CCS® awards

Ford	Hyundai
Kia	Rivian

- Strategic CCS Award for Hyundai Genesis EV platforms
- First Electronic Air-Cooling award for Infotainment Display and Head-Up Display with Mercedes

Strong win rate for new awards from global OEMs continues

Technology to the next degree™

Proprietary © Gentherm 2020 8

Medical 1Q 2020 Highlights Well positioned to continue to grow the Medical business Record quarterly revenue, up 48% year-over-year, up 27% excluding the benefit from the acquisition of Stihler Substantial increase in Blanketrol® equipment and consumables shipments across U.S. and Europe to support temperature management of COVID-19 patients Strong growth in UV Treo® cardiovascular surgical advanced temperature management system

Summary Positioned to emerge as an even stronger company Executed against strategic plan Focused growth Divested non-core businesses Realigned cost structure Bringing innovative solutions to market Remain highly focused on strong execution Capabilities to pivot resources to meet immediate customer needs Strong balance sheet and financial resources

Selected Income Statement Data 2020 2019 Product Revenues $ 228,613 $ 257,921 Gross Margin 66,067 75,307 Gross Margin % 28.9% 29.2% Operating Expenses 47,366 53,462 Operating Income 18,701 21,845 Adjusted EBITDA 32,711 35,194 Adjusted EBITDA % 14.3% 13.6% Diluted EPS - As Adjusted 0.51 0.55 Three Months Ended March 31, (Dollars in thousands, except per share data)

Selected Balance Sheet Data March 31, 2020 December 31, 2019 Cash and Cash Equivalents $ 222,939 $ 50,443  Restricted Cash 2,505 2,505 Total Assets 893,370 727,386 Debt 234,167 80,624    Current 2,500 2,500    Non-Current 231,667 78,124 Revolving LOC Availability 226,743 392,325 Total Liquidity 449,682 442,768 (Dollars in thousands)

Appendix

2020 2019 Net Income $ 11,873 $ 8,414 Add Back: Income tax expense 5,406 6,895 Interest expense 748 1,368 Depreciation and amortization 10,153 10,980 Adjustments: Restructuring expenses 3,766 1,914 Impairment loss and gain on sale of business − 5,514 Acquisition transaction expense − 38 Unrealized currency loss (gain) 765 (994) CFO transition expense − 1,065 Adjusted EBITDA $ 32,711 $ 35,194 Reconciliation of Net Income to Adjusted EBITDA Three Months Ended March 31, (Dollars in thousands)

Reconciliation of Adjusted EPS 2020 2019 Diluted EPS - As Reported $ 0.36 $ 0.25 Acquisition Transaction Expenses − − Non-cash Purchase Accounting Impacts 0.07 0.07 Unrealized Currency Loss (gain) 0.02 (0.03) Restructuring Expenses 0.11 0.06 Impairment Loss and Gain on Sale of Business − 0.16 CFO Transition Expenses − 0.03 Tax Effect of Above (0.05) 0.01 Diluted EPS - As Adjusted $ 0.51 $ 0.55 Three Months Ended March 31,